                                                                    Exhibit 10.3

*000000002000206013095508142008*

PROMISSORY NOTE

Principal $6,000,000.00 Loan Date 08-14-2008 Maturity 08-13-2009 Loan No 2000206013

Call 1 Coli       5300     Account 309275   Initials

  References  in the boxes above are for  Lender's use only and do not limit the applicability  of this document to any particular loan or item. Any item above containing" *
  * *" has been omitted due to text length limitations.

Borrower:

ELECSYS CORPORATION; DCI. INC.; NTG. INC.; and RADIX CORPORATION
846 N. MARTWAY COURT
OLATHE. KS 66061

Lender:

Bank Midwest N.A. Town Pavilion Facility 1111 Main Street Kansas City. MO 64105

Principal Amount: $6,000,000.00                    Date of Note: August 14, 2008

PROMISE TO PAY. ELECSYS CORPORATION; DCI. INC.; NTG. INC.; and RADIX CORPORATION
("Borrower")  jointly  and  severally  promise  to  pay  to  Bank  Midwest  N.A.
("lender").  or order.  in lawful  money of the United  States of  America.  the principal amount of Six Million & 001100 Dollars  ($6,000.000.001  or so much as may be outstanding.  together with interest on the unpaid outstanding  principal balance of each  advance.  Interest  shall be  calculated  from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on August 13. 2009. In addition,  Borrower will pay  regular  monthly  payments of all accrued  unpaid  interest  due as of each payment  date.  beginning  September  14.  2008.  with all  subsequent  interest payments to be due on the same day of each month after  that.  Unless  otherwise agreed or required by  applicable  law,  payments  will be applied  first to any accrued unpaid interest; then to principal; then to any unpaid collection costs;
and then to any late charges. Borrower will pay lender at lender's address shown above or at such other place as lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an  independent  index which is the Wall Street
Journal Prime Rate.  That is the base rate on corporate loans posted by at least
75% of the nations 30 largest banks on the rate  adjustment  date (the "Index").
The Index is not  necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan. lender may designate a  substitute  index after  notifying  Borrower.  Lender will tell  Borrower the current Index rate upon  Borrower's  request.  The interest rate change will not occur more often than each day. Borrower  understands that Lender may make loans based on other  rates as well.  The Index  currently  is 5.000% per  annum.  The interest rate to be applied to the unpaid principal balance of this Note will be calculated as described in the "INTEREST  CALCULATION  METHOD" paragraph using a rate equal to the Index,  adjusted if necessary for any minimum and maximum rate limitations  described  below,  resulting in an initial rate of 5.500% per annum based on a year of 360 days.  NOTICE:  Under no circumstances  will the interest rate on this Note be less than  5.500% per annum or more than the  maximum  rate allowed by applicable law.

INTEREST  CALCULATION  METHOD.  Interest  on this Note is  computed on a 365/360 basis;  that is. by applying the ratio of the  interest  rate over a year of 360 days. multiplied by the outstanding principal balance.  multiplied by the actual number of days the principal balance is outstanding.  All interest payable under this Note is computed using this method.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are  earned  fully as of the date of the loan and will not be  subject to refund upon early  payment  (whether  voluntary or as a result of  default),  except as otherwise  required by law.  Except for the foregoing,  Borrower may pay without penalty  all or a portion  of the  amount  owed  earlier  than it is due.  Early payments will not.  unless agreed to by lender in writing.  relieve  Borrower of
Borrower's  obligation to continue to make payments of accrued unpaid  interest.
Rather.  early payments will reduce the principal  balance due.  Borrower agrees not to send  Lender  payments  marked  "paid in full".  "without  recourse",  or similar language. If Borrower sends such a payment, Lender may accept it without losing any of  Lender's  rights  under  this  Note,  and  Borrower  will  remain obligated to pay any further amount owed to Lender.  All written  communications concerning  disputed  amounts,  including any check or other payment  instrument that indicates that the payment constitutes" payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed  amount must be mailed or delivered  to: Bank Midwest  N.A.,  Town
Pavilion Facility. 1111 Main Street. Kansas City. MO 64105.

LATE CHARGE.  If a payment is more than 10 days late.  Borrower will be charged
5.000% of the unpaid portion of the regularly scheduled payment.

INTEREST  AFTER  DEFAULT.  Upon  default,  including  failure  to pay upon final maturity,  the  interest  rate on this Note shall be increased by adding a 5.000 percentage pOint margin  ("Default Rate Margin").  The Default Rate Margin shall also apply to each  succeeding  interest rate change that would have applied had there been no default.  However,  in no event will the interest  rate exceed the maximum interest rate limitations under applicable law.
DEFAULT.  Each of the following shall  constitute an event of default ("Event of
Default") under this Note:  Payment Default.  Borrower fails to make any payment when due under this Note.

Other  Defaults.  Borrower  fails to comply  with or to perform  any other term, obligation,  covenant  or  condition  contained  in  this  Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third  Parties.  Borrower or any Grantor  defaults under any loan, extension of credit,  security agreement,  purchase or sales agreement, or any  other  agreement,  in  favor  of any  other  creditor  or  person  that may materially affect any of Borrower's property or Borrower's ability to repay this
Note or perform  Borrower's  obligations  under this Note or any of the  related documents.

False Statements. Any warranty, representation or statement made or furnished to
Lender by  Borrower  or on  Borrower's  behalf  under  this Note or the  related documents is false or misleading in any material  respect,  either now or at the time made or furnished or becomes false or  misleading  at any time  thereafter.
Insolvency.  The  dissolution or termination of Borrower's  existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout,  or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture  Proceedings.  Commencement  of foreclosure or forfeiture proceedings,  whether by judicial  proceeding,  self-help,  repossession  or any other method, by any creditor of Borrower or by any governmental  agency against any collateral securing the loan.

Loan No: 2000206013
                           PROMISSORY NOTE (Continued)

This includes a garnishment  of any of Borrower's  accounts,  including  deposit accounts,  with Lender,  However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or  reasonableness of the claim  which is the  basis  of the  creditor  or  forfeiture  proceeding  and if
Borrower gives Lender  written  notice of the creditor or forfeiture  proceeding and deposits  with Lender monies or a surety bond for the creditor or forfeiture proceeding,  in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting  Guarantor.  Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party

of any of the indebtedness or any guarantor,  endorser, surety, or accommodation party dies or becomes  incompetent,  or revokes or disputes  the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.
Change In  Ownership.  Any change in ownership of  twenty-five  percent (25%) or more of the common stock of Borrower.

Adverse  Change.  A  material  adverse  change  occurs in  Borrower's  financial condition,  or Lender  believes the prospect of payment or  performance  of this
Note is impaired.

Cure Provisions.  If any default, other than a default in payment is curable and if  Borrower  has not been given a notice of a breach of the same  provision  of this Note within the preceding twelve (12) months,  it may be cured if Borrower, after receiving  written notice from Lender demanding cure of such default:  (1)
cures the default  within ten (10) days;  or (2) if the cure  requires more than ten (10) days,  immediately  initiates steps which Lender deems in Lender's sole discretion  to be sufficient  to cure the default and  thereafter  continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S  RIGHTS.  Upon default,  Lender may declare the entire unpaid principal balance under this Note and all accrued  unpaid  interest  immediately  due, and then Borrower will pay that amount.

ATTORNEYS' FEES;  EXPENSES.  Lender may hire or pay someone else to help collect this Note if Borrower does not pay.  Borrower will pay Lender that amount.  This includes,  subject to any limits under applicable law, Lender's  attorneys' fees and  Lender's  legal  expenses  whether  or not  there is a  lawsuit,  including attorneys' fees and expenses for bankruptcy  proceedings  (including  efforts to modify  or  vacate  any  automatic  stay or  injunction),  and  appeals.  If not prohibited  by  applicable  law,  Borrower  also  will pay any court  costs,  in addition to all other sums provided by law.

GOVERNING  lAW.  This Note will be governed by federal law  applicable to lender and,  to the  extent not  preempted  by  federal  law,  the laws of the State of
Missouri  without regard to its conflicts of law provisions.  This Note has been accepted by lender in the State of Missouri.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the  jurisdiction of the courts of JACKSON County,  State of Missouri.
DISHONORED  ITEM FEE.  Borrower  will pay a fee to Lender of $15.00 if  Borrower makes a payment on Borrower's  loan and the check or  preauthorized  charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of  setoff in all  Borrower's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes all accounts  Borrower  holds jointly  with  someone  else and all  accounts  Borrower may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower  authorizes Lender, to the extent  permitted by  applicable  law, to charge or setoff all sums owing on the debt against any and all such accounts.

COLLATERAL.  Borrower acknowledges this Note is secured by A COMMERCIAL SECURITY
AGREEMENT  IN THE NAME OF  ELECSYS  CORPORATION,  DATED  DECEMBER  30,  2005.  A
COMMERCIAL SECURITY AGREEMENT IN THE NAME OF NTG, INC., DATED DECEMBER 30, 2005.
A COMMERCIAL  SECURITY  AGREEMENT IN THE NAME OF DCI,  INC.,  DATED DECEMBER 30,
2005.

A COMMERCIAL  SECURITY AGREEMENT IN THE NAME OF ER ACQUISITION CORP. N/K/A RADIX
CORPORATION, DATED SEPTEMBER 25, 2007.

THIS LOAN IS CROSS COLLATERALIZED WITH LOAN NO. 2000208826.
LINE OF CREDIT.  This Note evidences a revolving line of credit.  Advances under this Note may be requested  orally by Borrower or as provided in this paragraph.
All oral requests  shall be confirmed in writing on the day of the request.  All communications,  instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's  office  shown  above.  The  following  person or persons  are  authorized,  except as  provided  in this  paragraph,  to  request advances and authorize  payments under the line of credit until Lender  receives from Borrower,  at Lender's address shown above, written notice of revocation of such authority: KARL B. GEMPERLI.  President & CEO of ELECSYS CORPORATION;  TODD
A.  DANIELS,  VP. CFO &  Secretary  of ELECSYS  CORPORATION;  KARL B.  GEMPERLI.
President of DCI. INC.;  TODD A. DANIELS,  VP-Finance.  Secretary & Treasurer of
DCI. INC.; KARL B. GEMPERLI.  Director/Treasurer  of NTG, INC.; TODD A. DANIELS,
Director & Secretary of NTG,  INC.;  KARL B.  GEMPERLI.  Director & Treasurer of
RADIX  CORPORATION;   and  TODD  A.  DANIELS.  Director  &  Secretary  of  RADIX
CORPORATION.  FUNDS ARE TO BE DISBURSED AT BORROWER'S REQUEST AND LOAN OFFICER'S
APPROVAL.  Borrower  agrees to be liable for all sums  either:  (A)  advanced in accordance with the instructions of an authorized  person or (B) credited to any of Borrower's  accounts with Lender.  The unpaid principal balance owing on this
Note at any time may be  evidenced by  endorsements  on this Note or by Lender's internal  records,  including  daily  computer  print-outs.  Lender will have no obligation to advance funds under this Note if; (A) Borrower or any guarantor is in default  under the terms of this Note or any  agreement  that Borrower or any guarantor has with Lender,  including any agreement made in connection  with the signing of this Note; (B) Borrower or any guarantor  ceases doing business or is insolvent;  (C) any  guarantor  seeks,  claims or  otherwise  attempts to limit, modify or revoke such guarantor's  guarantee of this Note or any other loan with
Lender;  or (D) Borrower has applied  funds  provided  pursuant to this Note for purposes other than those authorized by Lender.

PRIOR NOTE. This  Promissory  Note replaces and supersedes a certain  Promissory
Note dated September 25, 2007 in the original principal amount of $5,000,000.00, payable to Bank Midwest,  N. A., as the same may have been modified and amended.
This Note  represents  the same  indebtedness  owed under the original Note. The parties intend that the  indebtedness  evidenced by this Note shall be fully and completely  secured by the Loan documents  originally  executed and delivered as security  for the  original  Note  according  to the same  perfection  priority.
Nothing  contained  herein is  intended  to  adversely  affect the  priority  or enforceability of any Lien or security interest previously granted.

SUCCESSOR INTERESTS.  The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs,  personal  representatives,  successors and assigns,  and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS.  If any part of this Note cannot be enforced, this fact will not affect the rest of the Note.  Lender may delay or forgo enforcing any of its
rights  or  remedies  under  this  Note  without  losing  them.   Each  Borrower
understands and agrees that, with or without notice to Borrower, Lender may with respect  to any  other  Borrower  (a) make  one or more  additional  secured  or unsecured loans or otherwise extend additional  credit;  (b) alter,  compromise, renew,  extend,  accelerate,  or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the  rate  of  interest  on the  indebtedness;  (c)  exchange,  enforce,  waive, subordinate,

Loan No: 2000206013

                           PROMISSORY NOTE (Continued)

fail or decide not to perfect,  and release  any  security,  with or without the substitution of new collateral;  (d) apply such security and direct the order or manner of sale thereof,  including  without  limitation,  any non-judicial  sale permitted by the terms of the controlling security agreements,  as lender in its discretion may  determine;  (e) release,  substitute,  agree not to sue, or deal with anyone or more of Borrower's  sureties,  endorsers,  or other guarantors on any terms or in any manner lender may choose;  and (f)  determine  how, when and what application of payments and credits shall be made on any other indebtedness owing  by  such  other  Borrower.  Borrower  and any  other  person  who  signs, guarantees  or  endorses  this  Note,  to  the  extent  allowed  by  law,  waive presentment,  demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise  expressly stated in writing,  no party who signs  this  Note,  whether  as  maker,  guarantor,  accommodation  maker or endorser,  shall be released from liability.  All such parties agree that lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect lender's security  interest in the collateral;  and take any other action deemed necessary by lender without the consent of or notice to anyone. All such parties also agree that lender may modify this loan  without the consent of or notice to anyone other than the party with whom the  modification is made. The obligations under this Note are joint and several.

ORAL AGREEMENTS OR COMMITMENTS TO lOAN MONEY,  EXTEND CREDIT OR TO FOREBEAR FROM
ENFORCING  REPAYMENT OF A DEBT  INCLUDING  PROMISES TO EXTEND OR RENEW SUCH DEBT
ARE NOT ENFORCEABLE,  REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT
IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT.  TO PROTECT YOU (BORROWER(S)) AND
US (CREDITOR) FROM  MISUNDERSTANDING OR DISAPPOINTMENT.  ANY AGREEMENTS WE REACH
COVERING SUCH MATTERS ARE  CONTAINED IN THIS WRITING.  WHICH IS THE COMPLETE AND
EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US. EXCEPT AS WE MAY LATER AGREE IN
WRITING TO MODIFY IT.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action. proceeding. or counterclaim brought by either lender or Borrower against the other.
PRIOR TO SIGNING THIS NOTE. EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS
OF THIS NOTE.  INCLUDING THE VARIABLE  INTEREST RATE  PROVISIONS.  EACH BORROWER
AGREES TO THE TERMS OF THE NOTE.  BORROWER  ACKNOWLEDGES  RECEIPT OF A COMPLETED
COPY OF THIS PROMISSORY NOTE.

BORROWER:

DCI.INC.

NTG. INC.